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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Barnett Banks, Inc., of our report dated January 14, 1993.


PRICE WATERHOUSE LLP
Orlando, Florida
October 20, 1995